Note 7 - Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
(7)           GOODWILL AND OTHER INTANGIBLES

The Company acquired goodwill of $5.4 million in the acquisition of Hometown Bancshares, Inc. (Hometown) during 2003. Goodwill is evaluated for impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the carrying amount is greater than its fair value. No impairment of goodwill was recognized during 2014 or 2013.

The Company acquired core deposit intangibles totaling $747,000 in a branch acquisition in 1996 and the acquisition of Hometown in 2003. The core deposit intangibles were fully amortized prior to 2013 and no amortization expense on core deposit intangibles was recognized in 2014 or 2013.